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                                                                    EXHIBIT 99.1




                               AMENDMENT AGREEMENT
                                      NO. 4

                  AMENDMENT AGREEMENT NO. 4, dated as of August 9, 2002 (this "Amendment"), to the Receivables Purchase Agreement, dated as of April 18, 2002 (as amended, restated and/or otherwise modified from time to time, the "RPA"), among HomePride Finance Corp. ("HomePride") and GSS HomePride Corp. (the "Seller"), CIT Group/Sales Financing, Inc. (the "Sub-Servicer"), Greenwich Funding Corp. (the "Investor"), the financial institutions named therein as Banks (the "Banks") and Credit Suisse First Boston, New York Branch (the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings attributed to them in the RPA.

                  WHEREAS, the parties hereto desire to amend the RPA on the terms and subject to the provisions hereof;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

                  SECTION 1.  Amendments to RPA.

                  1.1 Section 1.01 of the RPA is hereby amended by adding the following definitions in their proper alphabetical order:

                           "Allowed Land Value" means, with respect to any
                  Receivable that arises in connection with a Land and Home Contract or a Mortgage Loan, an amount equal to (a) 95% multiplied by (b) the Appraised Value of the land on which the related Manufactured Home is situated (or, if the land on which the related Manufactured Home is situated consists of more than five acres, an amount equal to (x) the Appraised Value of the entire tract of land on which the related Manufactured Home is situated multiplied by (y) a fraction, the numerator of which is five, and the denominator of which is the total amount of acres of such entire tract of land); provided, that, in any case, all such land must be owned by the related Obligor free and clear of any liens other than those arising under the Mortgage securing the related Land and Home Contract or Mortgage Loan or any other adverse claims.

                           "Available Funds Cap" means, with respect to any
                  Distribution Date, an amount equal to:



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                                 AFCR x CI x ED
                                 --------------
                                       360

                 where:

                           AFCR =   the Available Funds Cap Rate with
                                    respect to such Distribution Date

                           CI   =   the average daily balance of the Capital
                                    Investment during the Fixed Period
                                    ending on such Distribution Date

                           ED   =   the actual number of days elapsed during
                                    the Fixed Period ending on such
                                    Distribution Date.

                           "Available Funds Cap Carryforward Amount" has the
                  meaning set forth in Section 5.02 hereof.

                           "Available Funds Cap Rate" means, with respect to any
                  Distribution Date, a rate equal to the greater of (X) zero and
                  (Y)(i) the Weighted Average Coupon Rate of all Eligible Receivables in the Receivables Pool as of such Distribution Date minus (ii) the sum of (a) the Servicing Fee Rate, (b) the Sub-Servicing Fee Rate, (c) the Custodial Fee Rate with respect to such Distribution Date and (d) 2.50%.

                           "California Park Receivable" means a Receivable (i)
                  which is related to a Manufactured Home located in a manufactured housing park in California, (ii) which is secured by the related Manufactured Home but not the land on which it is situated and (iii) with respect to which, the Servicer has received an appraisal of the value of the related Manufactured Home from a licensed independent professional appraiser.

                           "Custodial Fee Rate" means, with respect to any
                  Distribution Date, a rate equal to the Custodial Fees payable with respect to the immediately preceding Collection Period expressed as a percentage of the aggregate Receivables in the Receivables Pool as of such Distribution Date.

                           "Material Amendment" means, with respect to any
                  Transaction Document, an amendment thereto which would have a material adverse effect upon the interests of the Investor, the Banks or the Agent.

                           "New Home" means a Manufactured Home that was not
                  owned or occupied by any individual or individuals prior to being purchased by the related Obligor.


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                           "Rated Final Maturity Date" means the maturity date
                  of the Contract related to a Pool Receivable that has the latest occurring maturity date of all of the Contracts related to Pool Receivables on the Facility Termination Date.

                           "Servicing Fee Rate" means 0.10%.

                           "Sub-Servicing Fee Rate" means 1.00%.

                  1.2 The definition of "Acquired Property Mortgage" in Section
         1.01 of the RPA is hereby deleted and the following is inserted in its place:

                                    "Acquired Property Mortgage" means, with
                  respect to any Acquired Property, any mortgage, deed of trust or similar security instrument from the Servicer (or any other holder of title of such Acquired Property as may be permitted under Section 11.04(b)) to the Agent which (i) encumbers such Acquired Property and (ii) secures all amounts which were due on the related Contract up to the date of acquisition of such Acquired Property.

                  1.3 The definition of "Advance Rate" in Section 1.01 of the RPA is hereby deleted and the following is inserted in its place:

                                    "Advance Rate" means, as of any date of
                  determination (a) 85% if the following conditions shall be satisfied as of such date of determination: (i) the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool that are secured by New Homes shall be greater than or equal to 80% of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool,
                  (ii) the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool secured by multi-wide Manufactured Homes shall be greater than or equal to 70% of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool and (iii) the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool with respect to which the related Manufactured Home is located in a manufactured housing park shall be less than or equal to 40% of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool and (b) 83.75% if the following conditions shall be satisfied as of such date of determination: (i) the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool that are secured by New Homes shall be greater than or equal to 75% of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool, (ii) the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool secured by multi-wide Manufactured Homes shall be greater than or equal to 65%, of the Aggregate Outstanding Balance of all Eligible Receivables in the

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                  Receivables Pool and (iii) the Aggregate Outstanding Balance
                  of all Eligible Receivables in the Receivables Pool with respect to which the related Manufactured Home is located in a manufactured housing park shall be less than or equal to 50%, of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool; provided, however, if all of the conditions set forth in the immediately-preceding clauses (a) and (b) shall be satisfied as of such date of determination, then the Advance Rate shall be 85%; provided, further, however, if the Advance Rate shall not be 85% or 83.75% pursuant to the foregoing on such date of determination, then the Advance Rate shall be 83% on such date of determination; provided, further, however, that, at all times after the Ratings have been obtained from the Rating Agencies, the Advance Rate shall, from time to time, be adjusted as necessary to maintain the Ratings so obtained from the Rating Agencies.

                  1.4 The definition of "Deemed AAA Advance Percentage" in
         Section 1.01 of the RPA is hereby deleted and the following is inserted in its place:

                           "Deemed Advance Percentage" means as of any date of
                  determination, an advance percentage determined by the Agent to be consistent with the criteria necessary for the facility contemplated by this Agreement to receive a rating of the highest category from one or more nationally recognized statistical rating agencies; it being understood that such determination shall be made by the Agent without actually obtaining such a rating from any such statistical rating agencies.

                  1.5 The RPA is hereby amended by (i) deleting each reference to "Deemed AAA Advance Percentage" and inserting in its place a reference to "Deemed Advance Percentage," (ii) deleting each reference to "Deemed AAA Capital Investment Amount" and inserting in its place a reference to "Deemed Capital Investment Amount" and (iii) deleting each reference to "Deemed AAA Credit Enhancement Amount" and inserting in its place a reference to "Deemed Credit Enhancement Amount"

                  1.6 The definition of "Eligible Receivable" in Section 1.01 of the RPA is hereby amended by inserting at the beginning of clause (qqq) thereof the following parenthetical ", other than a California Park Receivable,."

                  1.7 The definition of "Eligible Receivable" in Section 1.01 of the RPA is hereby further amended by adding at the end thereof the following:

                  and

                           (cccc) , other than a California Park Receivable,
                  with respect to which (a) the related Amount Financed (excluding any cost to the related Obligor to acquire or refinance the land on which the related

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                  Manufactured Home is or will be located which would otherwise be includable in such Amount Financed) does not exceed 210% of
                  (b) the dealer invoice price for the Manufactured Home related to such Receivable;

                           (dddd) , if such Receivable is a California Park
                  Receivable, with respect to which (a) the related Amount Financed does not exceed 130% of the Appraised Value of the related Manufactured Home and (b) the related manufactured housing park has been approved by the Servicer in accordance with its Credit and Collection Policy;

                           (eeee) arising in connection with a Land and Home
                  Contract or a Mortgage Loan only if the related Amount Financed attributable to the land on which the related Manufactured Home is situated does not exceed the related Allowed Land Value; and

                           (ffff) with respect to which, the related promissory
                  note or other instrument, if any, has no marks or notations indicating that such note or other instrument is currently pledged or assigned to any Person other than the Agent, the Conduit or the Banks;

                  1.8 The definition of "Excess Collections" in Section 1.01 of the RPA is hereby deleted and the following is inserted in its place:

                                    "Excess Collections" means, with respect to
                  any Collection Period, the amount equal to (A) the Interest Collections, with respect to such Collection Period minus (B) the sum of (i) an amount equal to, without duplication, all Available Funds Cap Carryforward Amounts and all accrued Yield, Fees and Other Amounts to be paid on the Distribution Date immediately following such Collection Period, (ii) an amount equal to the accrued fees and expenses to be paid to the Custodian on such Distribution Date, (iii) the amount to be deposited in the Reserve Account on such Distribution Date and (iv) an amount equal to the accrued Servicing Fees and Sub-Servicing Fees to be paid on such Distribution Date.

                  1.9 The definition of "Excess Collections Percentage" in
         Section 1.01 of the RPA is hereby deleted and the following is inserted in its place:

                                    "Excess Collections Percentage" means, with
                  respect to any Collection Period, the Spread Percentage with respect to such Collection Period.

                  1.10 Clause (c) of the definition of "Excess Concentration Amount" in Section 1.01 of the RPA is hereby deleted and the following is inserted in its place:


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                           (c) the amount by which the Aggregate Outstanding
                  Balance of all Eligible Receivables in the Receivables Pool that are secured by Manufactured Homes that are not New Homes exceeds 25% of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool;

                  1.11 Clause (h) of the definition of "Excess Concentration Amount" in Section 1.01 of the RPA is hereby deleted and the following is inserted in its place:

                           (h) the amount by which the Aggregate Outstanding
                  Balance of all Eligible Receivables in the Receivables Pool secured by Manufactured Homes that are not multi-wide Manufactured Homes exceeds 40% of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool;

                  1.12 Clause (a) of the definition of "Interest Rate Hedge" in
         Section 1.01 of the RPA is hereby deleted and the following is inserted in its place:

                  (a) is entered into by the Seller or the Agent, on behalf of the Seller, with an Eligible Counterparty;

                  1.13 The definition of "Loan to Value Ratio" in Section 1.01 of the RPA is hereby deleted and the following is inserted in its place:

                                    "Loan-to-Value Ratio" means, with respect to
                  a Receivable, the ratio of the Amount Financed with respect to such Receivable, including prepaid finance charges, to (i) with respect to any Receivable that is related to a Manufactured Home that is not located in California (or that is related to a Manufactured Home that is located in California if the Servicer has not received an appraisal of the value of such Manufactured Home from a licensed independent professional appraiser) and does not arise in connection with a Land and Home Contract, the cash selling price paid by the related Obligor for the purchase of the related Manufactured Home plus the sum of the related (a) sales tax, (b) freight, (c) prepaid finance charges, (d) closing fees to third parties and (e) insurance or (ii) with respect to any Receivable related to a Manufactured Home located in California (if the Servicer has received an appraisal of the value of such Manufactured Home from a licensed independent professional appraiser) or that arises in connection with a Land and Home Contract, the sum of the Appraised Value of the related Manufactured Home and, if applicable, the land on which the related Manufactured Home is situated, plus the sum of the related (a) sales tax, (b) freight, (c) prepaid finance charges, (d) closing fees to third parties and (e) insurance.



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                  1.14 The RPA is hereby amended by deleting each reference to
         "Minimum Shadow Rating" and inserting in its place a reference to "Minimum Rating."

                  1.15 The definition of "Required Reserve Account Percentage" in Section 1.01 of the RPA is hereby amended by deleting the reference to "2.00%" in the first line thereof and inserting in its place a reference to "3.00%."

                  1.16 The definition of "Shadow Rating" in Section 1.01 of the RPA is hereby deleted and the following is inserted in its place:

                                    "Rating" means collectively, (i) with
                  respect to Moody's, a rating indication consistent with a certain rating for the financing facility provided under this Agreement and (ii) with respect to S&P, a rating of the timely payment of Yield, subject to the Available Funds Cap, and the ultimate repayment of the aggregate Capital Investment on or prior to the Rated Final Maturity Date.

                  1.17 The RPA is hereby amended by deleting each reference to "Shadow Rating" and inserting in its place a reference to "Rating."

                  1.18 The definition of "Spread Percentage" in Section 1.01 of the RPA is hereby deleted and the following is inserted in its place:

                                    "Spread Percentage" means, with respect to
                  any Collection Period, the percentage equivalent of a fraction
                  (a) the numerator of which shall be the product of (x) Excess Collections for such Collection Period and (y) a fraction, the numerator of which shall be the number of days in the year in which such Collection Period shall occur and the denominator of which shall be the number of days in such Collection Period, and (b) the denominator of which shall be the average Aggregate Outstanding Balance of the Pool Receivables during such Collection Period.

                  1.19 The definition of "Yield" in Section 1.01 of the RPA is hereby amended by adding at the end thereof the following:

                  The payment of Yield on any Distribution Date, but not the amount of Yield ultimately required to be paid hereunder, may be limited pursuant to the provisions of Section 5.02 hereof related to the Available Funds Cap.

                  1.20 The third sentence of Section 2.04 of the RPA is hereby amended by inserting at the beginning of clause (i) thereof: "with the consent of the Investor and the Banks,".

                  1.21 Section 2.05 of the RPA is hereby amended by inserting at the beginning thereof: "On any Business Day on which the Outstanding Balance of

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         the Pool Receivables is less than or equal to 10% of the greatest
         Outstanding Balance of the Pool Receivables at any time during the term of this Agreement,".

                  1.22 Section 5.02(b) of the RPA is hereby deleted and the following is inserted in its place:

                           (b) On each Distribution Date prior to the Facility
                  Termination Date (other than on a Distribution Date next following the occurrence of a Take-Out), the Agent shall distribute amounts on deposit in the Collection Account as follows:

                                    FIRST, to the Servicer and Sub-Servicer in
                  respect of Servicing Fees and Sub-Servicing Fees due for the immediately-preceding Collection Period, to be paid, pro rata, based upon the respective amounts of such Servicing Fees and Sub-Servicing Fees due to the Servicer and Sub-Servicer, respectively;

                                    SECOND, pro rata, to (i) the Custodian, in
                  payment of any Custodial Fees due for the immediately-preceding Collection Period and (ii) the Collection Account Bank in payment of any fees or expenses due under the Control Agreement for the immediately-preceding Collection Period;

                                    THIRD, to the Agent's Account, an amount
                  equal to the lesser of (x) without duplication, any Available Funds Cap Carryforward Amount with respect to any previous Distribution Date not previously paid to the Agent's Account (plus interest thereon at a rate equal to the rate of interest used to determine the Yield payable on such Distribution Date) and any accrued and unpaid Yield and Fees in respect of all preceding Fixed Periods (including any Fixed Period ending on such Distribution Date) owing to the Agent, the Banks and the Investors and (y) the Available Funds Cap with respect to such Distribution Date;

                                    FOURTH, to the Agent's Account, an amount
                  equal to any accrued and unpaid Other Amounts, owing to the Agent, the Banks and the Investors;

                                    FIFTH, to GSS, in respect of any Management
                  Fees due for the immediately-preceding Collection Period;

                                    SIXTH, to the Agent's Account, in an amount
                  equal to any Capital Deficiency;

                                    SEVENTH, to the Reserve Account, until the
                  amount on deposit therein is equal to the Aggregate Required Reserve Account Amount at such time;

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                                    EIGHTH, to the Agent's Account, an amount
                  (for purposes of this Section 5.02(b), the "Available Funds Cap Carryforward Amount") equal to the excess, if any, of the aggregate amounts described in clause (x) of item THIRD above over the amount described in clause (y) of item THIRD above;

                                    NINTH, if the senior unsecured long-term
                  debt rating of the Parent is downgraded below B- by S&P (or if the Parent is put on negative credit watch by S&P at any time that such rating is at B-) or below B3 by Moody's (or if the Parent is put on negative credit watch by Moody's at any time that such rating is at B3)(or if such rating is withdrawn or cancelled by S&P or Moody's), to the Agent's Account in payment of the Capital Investment until such time as the Deemed Credit Enhancement Amount shall have been paid in full;

                                    TENTH, to any Successor Servicer, in payment
                  of any unpaid transition costs approved by the Agent pursuant to Section 13.03; and

                                    ELEVENTH, any remaining amounts, to the
                  Excess Collections Account; provided, however, that, prior to the Facility Termination Date, if HomePride has repurchased, on or before the immediately-preceding Determination Date, all Delinquent Receivables as of the end of the immediately-preceding Collection Period in accordance with
                  Section 2.04(c) of the Purchase and Contribution Agreement, then if no Termination Event or Incipient Termination Event shall have occurred, all such remaining amounts, plus all other amounts on deposit in the Excess Collections Account, shall be remitted to the Seller for its own account.

                  1.23 Section 5.02(c) of the RPA is hereby amended by deleting clause THIRD thereof and inserting in its place the following:

                                    THIRD, to the Agent's Account, an amount
                  equal to, without duplication, any Available Funds Cap Carryforward Amount with respect to any previous Distribution Date not previously paid to the Agent's Account (plus interest thereon at a rate equal to the rate of interest used to determine the Yield payable on such Distribution Date) and any accrued and unpaid Yield and Fees in respect of all preceding Fixed Periods (including any Fixed Period ending on such Distribution Date) and all Other Amounts owing to the Agent, the Banks and the Investors

                  1.24 Section 5.02(d) of the RPA is hereby deleted and the following is inserted in its place:


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                           (d) On each Distribution Date which immediately
         follows the occurrence of a Take-Out and is prior to the Facility Termination Date, the Agent shall distribute all amounts on deposit in the Collection Account, including, without limitation, Take-Out Proceeds, whether such amounts are paid by the Seller, either Servicer Party, the Agent or a third-party purchaser, as follows:

                                    FIRST, to the Servicer and Sub-Servicer in
                  respect of Servicing Fees and Sub-Servicing Fees due for the immediately-preceding Collection Period, to be paid, pro rata, based upon the respective amounts of such Servicing Fees and Sub-Servicing Fees due to the Servicer and Sub-Servicer, respectively;

                                    SECOND, pro rata, to (i) the Custodian, in
                  payment of any Custodial Fees due for the immediately-preceding Collection Period and (ii) the Collection Account Bank in payment of any fees or expenses due under the Control Agreement for the immediately-preceding Collection Period;

                                    THIRD, to the Agent's Account, an amount
                  equal to the lesser of (x) without duplication, any Available Funds Cap Carryforward Amount with respect to any previous Distribution Date not previously paid to the Agent's Account (plus interest thereon at a rate equal to the rate of interest used to determine the Yield payable on such Distribution Date) and any accrued and unpaid Yield and Fees in respect of all preceding Fixed Periods (including any Fixed Period ending on such Distribution Date) owing to the Agent, the Banks and the Investors and (y) the Available Funds Cap with respect to such Distribution Date;

                                    FOURTH, to the Agent's Account, an amount
                  equal to any accrued and unpaid Other Amounts, owing to the Agent, the Banks and the Investors;

                                    FIFTH, to GSS, in respect of any Management
                  Fees due for the immediately-preceding Collection Period;

                                    SIXTH, to the Agent's Account, in an amount
                  equal to any Capital Deficiency;

                                    SEVENTH, to the Reserve Account, until the
                  amount on deposit therein is equal to the Aggregate Required Reserve Account Amount at such time;

                                    EIGHTH, to the Agent's Account, an amount
                  (for purposes of this Section 5.02(d), the "Available Funds Cap Carryforward Amount") equal to the excess, if any, of the aggregate amounts described

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                  in clause (x) of item THIRD above over the amount described in clause (y) of item THIRD above;

                                    NINTH, if the senior unsecured long-term
                  debt rating of the Parent is downgraded below B- by S&P (or if the Parent is put on negative credit watch by S&P at any time that such rating is at B-) or below B3 by Moody's (or if the Parent is put on negative credit watch by Moody's at any time that such rating is at B3)(or if such rating is withdrawn or cancelled by S&P or Moody's), to the Agent's Account in payment of the Capital Investment until such time as the Deemed Credit Enhancement Amount shall have been paid in full;

                                    TENTH, to any Successor Servicer, in payment
                  of any unpaid transition costs approved by the Agent pursuant to Section 13.03; and

                                    ELEVENTH, any remaining amounts, to the
                  Excess Collections Account; provided, however, that, prior to the Facility Termination Date, if HomePride has repurchased, on or before the immediately-preceding Determination Date, all Delinquent Receivables as of the end of the immediately-preceding Collection Period in accordance with
                  Section 2.04(c) of the Purchase and Contribution Agreement, then if no Termination Event or Incipient Termination Event shall have occurred, all such remaining amounts, plus all other amounts on deposit in the Excess Collections Account, shall be remitted to the Seller for its own account.

                  1.25 Section 5.02(e) of the RPA is hereby amended by adding to the end thereof the following:

                  If the purchase price of any Interest Rate Hedge purchased by the Agent shall exceed the amounts in the Reserve Account and the Excess Collections Account which are available to be applied to such purchase price, such excess shall be treated as an Other Amount and be repaid to the Agent in accordance with the provisions of Section 5.02.

                           Without limiting any other provision hereof, the
                  Seller shall purchase an Interest Rate Hedge immediately upon the Agent's request that such Interest Rate Hedge be purchased (whether or not there exists sufficient funds in the Reserve Account to purchase such Interest Rate Hedge). In connection with any such purchase of an Interest Rate Hedge, the Agent may, in its sole discretion, direct the Collection Account Bank in writing, and the Collection Account Bank shall, upon such direction, withdraw such amounts on deposit in the Reserve Account (and if the Reserve Account is depleted, then the Excess Collections Account) as the Agent shall designate (in its sole discretion) for payment, in whole or in

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                  part, of (or to reimburse the Seller for) the purchase price of such Interest Rate Hedge.

                  1.26 The third line of Section 9.11 of the RPA is hereby amended by inserting immediately following the parenthetical therein the phrase "and each Rating Agency."

                  1.27 Section 9.12(a) of the RPA is hereby deleted and the following is inserted in its place:

                           (a) The Seller shall at all times maintain at least two independent directors (each, an "Independent Director") each of whom (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or HomePride, or in any Affiliate of the Seller or HomePride, (iii) is not, and has not been, connected with the Seller or HomePride or any Affiliate of the Seller or HomePride as an officer, employee, promoter, underwriter, trustee, partner or person performing similar functions and is not a member of the immediate family of any such officer or employee and (iv) is not, and has not been, a director (other than as an independent director for an Affiliate which is a limited special purpose corporation) or stockholder of any Affiliate of the Seller or HomePride and is not a member of the immediate family of any such director or stockholder.

                  1.28 Section 9.12(j) of the RPA is hereby deleted and the following is inserted in its place:

                           (j) The Seller shall ensure that all material
                  transactions between the Seller and any of its Affiliates shall be only on an arm's-length basis and shall receive the approval of its board of directors, including at least both Independent Directors.

                  1.29 Section 9.21 of the RPA is hereby deleted and the following is inserted in its place:

                           SECTION 9.21 Minimum Rating. Each of the Seller and
                  the Servicer shall take such actions as are reasonably requested by the Agent and as otherwise are necessary to obtain and thereafter maintain from (i) Moody's a rating indication consistent with an "A2" for the financing facility provided hereunder and (ii) S&P, a rating of the timely payment of Yield, subject to the Available Funds Cap, and the ultimate repayment of the aggregate Capital Investment on or prior to the Rated Final Maturity Date of at least "A" (collectively, the "Minimum Rating") on or prior to August 9, 2002 (including, without limitation, modifying the calculation of Advance Rate and Excess Concentration Amount and agreeing to other amendments to this Agreement and the other Transaction Documents (including, without limitation, amendments of provisions with respect to

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                  Eligible Receivables criteria) to the extent necessary to
                  obtain and thereafter maintain such a Minimum Rating).

                  Moody's and S&P intend to monitor the aforementioned ratings on an ongoing basis subject to the conditions agreed to by Moody's and S&P, respectively.

                  1.30 The first sentence of Section 11.04(c) of the RPA is hereby deleted and the following is inserted in its place:

                  Upon acquisition of an Acquired Property by the Seller, the Servicer shall prepare an Acquired Property Mortgage and file it for recordation in the appropriate office of the jurisdiction in which such Acquired Property is located. Such Acquired Property Mortgage shall be in a form appropriate in such jurisdiction. The Servicer shall furnish such Acquired Property Mortgage (together with evidence of such filing) to the Custodian within twenty Business Days of acquiring a deed in respect of such Acquired Property. The Servicer shall furnish each recorded Acquired Property Mortgage (together with evidence of recordation) to the Custodian promptly upon receipt thereof.

                  1.31 The first line of Section 11.09(a) of the RPA is hereby amended by deleting the phrase "Each Servicer Party shall deliver to the Seller and the Agent" therein and inserting in its place the phrase "Each Servicer Party shall deliver to the Seller, the Agent and each Rating Agency."

                  1.32 The first line of Section 11.09(b) of the RPA is hereby amended by deleting the phrase "Each Servicer Party shall deliver to the Seller and the Agent" therein and inserting in its place the phrase "Each Servicer Party shall deliver to the Seller, the Agent and each Rating Agency."

                  1.33 The fourth line of Section 11.10(a) of the RPA is hereby amended by deleting the phrase "deliver to the Seller and the Agent" therein and inserting in its place the phrase "deliver to the Seller, the Agent and each Rating Agency."

                  1.34 Section 11.14(e) of the RPA is hereby amended by adding at the end thereof the following:

                  The Servicer shall promptly deposit into the Collection Account, the Reserve Account, any Lock-Box Account or the Excess Collections Account, as applicable, an amount of funds equal to any losses incurred as a result of the liquidation of any investment of funds in such account prior to its stated maturity.

                  1.35 Section 12.05 of the RPA is hereby amended by adding at the end thereof the following:

                  The Seller shall promptly deliver to each Rating Agency notice of the replacement of any Servicer Party hereunder.

                  1.36 Section 14.01 of the RPA is hereby amended by deleting the period at the end of clause (p) thereof and by adding immediately after clause (p) thereof the following:

                  or

                           (q) (i) Moody's reduces its Rating to "A3" or "Baa1"
                  and does not increase its Rating back to at least "A2" within 30 days of such event, (ii) Moody's reduces its Rating below "Baa1" or (iii) Moody's suspends or withdraws it Rating; or

                           (r) (i) S&P reduces its Rating to "A-" or "BBB+" and
                  does not increase its Rating back to at least "A" within 30 days of such event, (ii) S&P reduces its Rating below "BBB+" or (iii) S&P suspends or withdraws it Rating.

                  1.37 Section 14.03 of the RPA is hereby amended by deleting the word "and" at the end of clause (t) thereof and adding immediately after clause (u) thereof the following:

                  or

                           (v) any Available Funds Cap Carryforward Amount is
                  not paid in full on any Distribution Date and such failure to pay shall remain unremedied for one (1) Business Day.

                  1.38 Section 17.02 of the RPA is hereby amended by adding at the end thereof the following:

                  No Material Amendment to this Agreement shall become effective unless (i) the Agent shall have received prior written confirmation from S&P that its Rating will not be withdrawn or downgraded as a result of such Material Amendment and (ii) the Agent shall have provided ten Business Day's prior notice of such Material Amendment to Moody's and the Agent shall not have been advised by Moody's that its Rating will be withdrawn or downgraded as a result of such Material Amendment.

                           Notwithstanding any other term hereof, none of the
                  Agent, the Investor or the Banks shall waive any provision of the defined term Eligible Receivable or any representation or warranty hereunder, in each case, to the extent that it relates to the Pool Receivables being free and clear of any lien or other right that may impair the interests of the Investors or the Banks under this Agreement or the Agent's security interest or other interests in Pool Receivables or related collateral.

                  1.39 Section 17.06 of the RPA is hereby deleted and the following is inserted in its place:

                           SECTION 17.06 No Proceedings. (a) Each of the Seller,
                  each Servicer Party, the Agent, each Investor, each Bank, each assignee of a Receivable Interest or any interest therein and each entity which enters into a commitment to purchase Receivable Interests or interests therein hereby agrees that it will not institute against the Conduit any proceeding of the type referred to in clause (a) of the definition of Event of Bankruptcy so long as any commercial paper or other senior indebtedness issued by Conduit shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper or other senior indebtedness shall have been outstanding.

                           (b) Each of the Seller, each Servicer Party, the
                  Agent, each Investor, each Bank, each assignee of a Receivable Interest or any interest therein and each entity which enters into a commitment to purchase Receivable Interests or interests therein hereby agrees that it will not institute against the Seller or HomePride SPV any proceeding of the type referred to in clause (a) of the definition of Event of Bankruptcy so long as the Seller or the Servicer owe any amounts hereunder or there shall not have elapsed one year plus one day since the last day on which any such amounts were owed.

         SECTION 2. Conditions to Effectiveness. The amendments contained in this Amendment shall not become effective until the Agent shall have received an executed counterpart of this Amendment duly executed by each party thereto.

         SECTION 3. Representations and Warranties. Each of the Seller and the Servicer reaffirms and restates the representations and warranties set forth in the RPA and any agreement, document or instrument related thereto, and certifies that such representations and warranties are true and correct on the date hereof with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of such date. In addition, the Seller and the Servicer each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no Termination Event (nor any event that but for notice or lapse of time or both would constitute an Termination Event) shall have occurred and be continuing as of the date hereof nor shall any Termination Event (nor any event that but for notice or lapse of time or both would constitute a Termination Event) occur due to this Amendment becoming effective,
(b) the Seller and the Servicer each has the corporate power and authority to execute and deliver this Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Amendment, and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Seller or the Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Amendment other than such that have been obtained.

         SECTION 4.   Reference to and Effect on the Documents.

                  4.1 On and after the date on which this Amendment becomes effective pursuant to Section 2 of this Amendment, each reference in the RPA to "this Agreement" shall refer to the RPA as amended hereby and each reference in the RPA to "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the RPA as amended hereby. On and after the date on which this Amendment becomes effective pursuant to Section 2 of this Amendment, each reference to the RPA in any agreement, document or instrument related to the RPA shall mean and be a reference to the RPA as amended hereby.

                  4.2 Except as expressly amended above, the RPA shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                  4.3 The execution and delivery of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Investor, any Bank or the Agent under the RPA nor constitute a waiver of any provision of the RPA.

         SECTION 5. Governing Law. THIS AMENDMENT SHALL, IN ACCORDANCE WITH
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                          [Signature pages to follow.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


         SELLER:                    GSS HOMEPRIDE CORP.


                                    By:    /s/ Michelle Moezzi
                                           ---------------------
                                           Name:  Michelle Moezzi
                                           Title: Vice President


         INVESTOR:                  GREENWICH FUNDING CORP.

                                    By:    Credit Suisse First Boston, New York
                                           Branch, as its Attorney-In-Fact


                                           By:    /s/ Mark Golombeck
                                                  --------------------------
                                                  Name:  Mark Golombeck
                                                  Title: Vice President


                                           By:    /s/ Mark Lengel
                                                  --------------------------
                                                  Name:  Mark Lengel
                                                  Title: Vice President


         BANK:                      CREDIT SUISSE FIRST BOSTON, NEW
                                    YORK BRANCH


                                    By:    /s/ Anthony Giordano
                                           --------------------------
                                           Name:  Anthony Giordano
                                           Title: Director


                                    By:    /s/ Alberto Zonca
                                           --------------------------
                                           Name:  Alberto Zonca
                                           Title: Vice President


         AGENT:                     CREDIT SUISSE FIRST BOSTON,NEW
                                    YORK BRANCH, AS AGENT

                                    By:    /s/ Anthony Giordano
                                           -----------------------------
                                           Name: Anthony Giordano
                                           Title: Director

                                    By:    /s/ Alberto Zonca
                                           -----------------------------
                                           Name: Alberto Zonca
                                           Title: Vice President

         SERVICER:                  HOMEPRIDE FINANCE CORP., AS SERVICER


                                    By:    /s/ John J. Collins, Jr.
                                           -----------------------------
                                           Name: John J. Collins, Jr.
                                           Title: V.P.



         SUB-SERVICER:              THE CIT GROUP/SALES FINANCING, INC.


                                    By:
                                           -----------------------------
                                           Name:
                                           Title: